UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 4, 2005

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02- Results of Operations and Financial Condition.

On March 4, 2005, Bridgford Foods Corporation issued a press release to report its financial results for the first quarter (12 weeks) ended January 21, 2005. The release is furnished as Exhibit 99.1 hereto.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 4, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 7, 2005	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 4, 2005.